Exhibit 99.1

OMNIQ’s AI-Based Vehicle Recognition Systems Selected for Los Angeles International Airport Modernization Project by HUB Parking Technology

●	Company provides machine vision solutions for modernization and expansion of parking services at one of the world’s busiest airports
●	Company’s VRS technology already installed in over 30 international airports worldwide, including JFK, LaGuardia, Newark, Atlanta, Dallas Fort Worth, Dulles and many others in the U.S.

SALT LAKE CITY, Dec. 11, 2020 – OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ” or “the Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based solutions, today announced that the Company has received an order from HUB Parking Technology USA, Inc. (“HUB”) to provide vehicle recognition systems (VRS) technology for automated smart parking services at Los Angeles International Airport (LAX).

HUB is integrating the smart parking project, which is part of a broader, multi-year and multibillion-dollar LAX modernization and expansion program. The parking innovation will incorporate smart parking features, such as ticketless and contactless payments, streamlined entry and exit, clear wayfinding to open parking spaces with aerial lighting and signage, electronic vehicle charging, and premium services, such as advance reservations and valet parking. HUB will install a new and technologically advanced parking and revenue control system (PARCS) to provide passengers and guests a more convenient and efficient parking experience. LAX’s parking modernization program will include the garages in the central terminal area (CTA) as well as a new, four-story, 4,300-space parking structure east of LAX expected to open in 2021 and connected to the CTA with an automated people mover train system in 2023.

OMNIQ’s AI-based machine vision VRS solution uses patented Neural Network algorithms that imitate human brains for pattern recognition and decision-making. More than 17,000 OMNIQ machine vision cameras are installed worldwide, including approximately 7,000 in the U.S.

For this phase of the program, OMNIQ’s VRS solution will be installed in 41 lanes to efficiently and accurately capture vehicle data, including license plate number, color, make and model. The VRS technology will be used to assist with ticket tracking, advance reservations, and short- and long-term parking while providing a frictionless experience to passengers and guests to dramatically reduce ingress and egress times. The Company’s proprietary technology consists of hardware and software components to create touchless and intelligent parking operations. Its vandal-proof imaging units and lane controllers provide optimal data capture and lane management performance with customized illumination even in low-light and extreme weather conditions, while its comprehensive VRS software transforms vehicle and license plate data into valuable real-time information for quick and effective decision-making, alerts and activity reporting. OMNIQ’s VRS solutions are fully integrated into third-party systems such as HUB’s parking and revenue control systems (PARCS).

OMNIQ’s VRS solutions are currently deployed in over 30 airports around the world, including JFK, LaGuardia (LGA), Washington Dulles (IAD), Newark Liberty (EWR), Atlanta International (ATL), Detroit (DTW), Dallas-Fort Worth (DFW), Fort Lauderdale-Hollywood (FLL), Tampa International (TPA), Sacramento International (SMF), Salt Lake City (SLC), New Orleans (MSY) and Baltimore/Washington International (BWI) in the U.S.

“We are excited to provide our machine vision VRS technology to LAX, the third-busiest airport in the world and second busiest in the U.S. in 2019,” said Shai Lustgarten, CEO of OMNIQ. “We are also delighted to work with HUB in this major undertaking by offering our accurate and efficient vehicle data capture VRS solutions for quicker traffic flow and automated parking services. Vehicular bottlenecks in busy airports have made traveling a very unpleasant experience for many passengers. By streamlining and automating the antiquated and manual processes, our growing list of customers that includes over 30 airports is creating a significantly enhanced experience for passengers and their families. In addition to parking, our machine vision solutions have also been deployed for a broad range of applications for multiple industries, institutions, government agencies and municipalities worldwide, including terror prevention in several sensitive areas in the Middle East as well as for public safety in places of worship, campuses, and community centers in the U.S.”

“As we lead the implementation of modernized parking services at LAX, our objective is to transform the airport parking experience by applying advanced technologies and developing state-of-the-art facilities,” said Mike Brunette, National Sales Director of HUB. “OMNIQ’s vehicle recognition systems, which seamlessly integrate with HUB’s PARC systems, fulfill an important automation element in our overall solution, and we are very pleased to use OMNIQ’s technology at LAX. Having partnered with OMNIQ on numerous other projects, we know the dependability and quality of its products and services, giving us the confidence in deploying its VRS solution in this high-profile project.”

About OMNIQ Corp.

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management and access control applications. The technology and services provided by the Company help clients move people, assets and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

888-309-9994

IR@omniq.com

Photo Title: Los Angeles International Airport modernization program

Photo Caption: An aerial view of planned Automated People Mover and parking garages in the Central Terminal Area of LAX (Source: LAWA.org)